Manor
                                      Investment Funds, Inc.



                                          Semi-Annual Report
                                           December 31, 1998






                                                Fund Office:
                                          15 Chester Commons
                                           Malvern, PA 19355
                              610-722-0900      800-787-3334


                                                 Managed by:
                               Morris Capital Advisors, Inc.

                Manor Investment Funds, Inc.
                     15 Chester Commons
                     Malvern, PA  19355


                                           December 31, 1998


Dear Fellow Shareholders:

     I am pleased to report that the Manor Fund continued to grow, ending the year with $2.7 million in total assets, up almost $1.2 million since year-end 1997. This growth is the result of new shareholder contributions and investment performance. I thank each of you for contributing to our success.

     Your Fund rose 13.65% for the year, outperforming the average fund in our peer group for the year, as measured by the Lipper Growth & Income Fund Index. On December 28, the Board of Directors declared a dividend of $0.19 per share, for shareholders of record as of December 24, 1998. Of the total dividend $0.03 was net investment income and $0.16 was realized capital gains. Additional information on the dividend is contained on your year-end statement and in the dividend notice mailed to shareholders.

     Our performance was due, in part, to strong returns from Cisco Systems, IBM, Pfizer, Intel and McDonalds.
Cisco, a recent addition to the Fund, rose on the continued growth of Internet commerce, while IBM reaped the benefits of growing revenues from service contracts on mainframe computers. Pfizer continued to grow based on the popularity of its blockbuster drug Viagra. Intel and McDonalds rebounded as the markets recognized their dominant positions in their respective industries.

     We recently sold our entire position in Coca-Cola due to concerns over declining unit growth and a very high valuation relative to the market. To replace Coke we purchased PepsiCo, with a lower relative valuation to the market, better growth prospects and greater efficiencies as a result of a recently announced corporate restructuring. During the final quarter of the year we also added to some holdings that we felt represented reasonable values, such as
Merck, Kmart and duPont.    Towards year-end we closed out
some unprofitable positions to reduce the impact of capital gains realized during the year.

     As we begin a new year, the final year of this decade and millennium, we face both challenges and opportunities. The new European currency, the Euro, will rival the dollar for foreign trade; the Y2K issue will create uncertainty for government agencies, corporations and investors; and slowing EPS growth could put pressure on the markets. But the creation of regional economic systems could stimulate growth in both Europe and Asia, a stable dollar and strong demand for US goods could improve exports, and developing technologies will improve communication, spawn new products, and open new avenues for commerce. The Manor Fund will continue to seek these opportunities for the benefit of all our shareholders.


                                   Sincerely,
                                   Daniel A. Morris

 Manor Investment      Portfolio of       December 31, 1998
   Funds Inc.          Investments
                                                 Market
                                                 Value
Common & Preferred Stock         89.5 %

Consumer Staples     7.3 %
    1,870  Gillette                               89,409
    2,560  Pepsico                               104,640
                                                 194,049
Retail    10.3 %
    1,660  Kmart Preferred ClT                    96,176
    1,740  McDonalds                             133,654
    1,060  Sears, Roebuck & Co.                   45,050
                                                 274,880
Medical    8.4 %
      680  Merck                                 100,300
      990  Pfizer                                123,750
                                                 224,050
Automobile      5.2 %
    1,190  General Motors                         85,159
    1,040  Goodyear Tire                          52,455
                                                 137,614
Basic Materials  4.1 %
    2,050  DuPont                                108,778
                                                 108,778
Construction  4.6 %
    4,210  Masco                                 121,037
                                                 121,037
Multi-Industry  11.1 %
    2,610  Allied Signal                         115,656
    1,750  General Electric                      178,500
                                                 294,156
Computer    17.7 %
    1,335  Cisco Systems                         123,905
      980  Hewlett-Packard                        66,946
      830  Intel                                  98,407
      990  International Business Machines       182,531
                                                 471,789
Oils  6.0 %
    1,770  Ashland Oil                            85,624
      900  Chevron                                74,644
                                                 160,268
Finance    9.4 %
    2,720  Allstate Insurance                    104,720
    1,150  Citigroup                              57,141
    1,280  Mellon Bank                            88,000
                                                 249,861
Transportation  2.5 %
    1,260  Delta Airlines                         65,520
                                                  65,520
Other  2.9 %
      630  S&P 500 Depository Receipt             77,687
                                                  77,687
Total Common & Preferred Stock                 2,379,689

Cash and Cash Equivalents     10.5 %

           FNB West Chester                      180,024
           US T-bill due 3/25/99                  98,880
                                                 278,904

Total Portfolio                      $         2,658,593



              Statement of Assets & Liabilities
                Manor Investment Funds, Inc.
                      December 31, 1998





Assets
Investments at market value (cost: $ 2,302,444.02)         2,658,593.29
Receivable for:
                Dividends                     -  0  -
                Interest                       429.47
                                                                 429.47

                                                           2,659,022.76


Liabilities and Net Assets
Payable for:
                 Expenses                   6,696.83
                 Payable to shareholders     -  0  -
                                                               6,696.83

                                                        $  2,652,325.93


Fund Shares outstanding                                     171,521.851

Pricing of Shares
Net Asset Value per share                                     $   15.46



                   Statement of Operations
                Manor Investment Funds, Inc.
                      December 31, 1998





Investment Income
                 Dividends                 $   28,901.17
                 Interest                       7,473.54
                 Accrued Income change            163.03
                                                              $   36,537.74


Expenses
                 Trustee Fee                    2,266.76
                 Management Fee                20,100.67
                 Misc. Fee                      3,371.20
                 Accrued Expense change         6,060.97
                                                                  31,799.60

Net Investment Income                                              4,738.14



Realized and unrealized gain on investments:

Realized gain on securities transactions:
                  Proceeds from sales         491,213.94
                  Cost of securities sold     464,333.88
                                                                  26,880.06

Unrealized appreciation(depreciation) of investments:
                  Beginning of period         157,258.07
                  End of period               356,149.27
                                                                 198,891.20

Net realized and unrealized gain on investments                  225,771.26

Net increase in net assets from operations                   $   230,509.40



             Statement of Changes in Net Assets
                Manor Investment Funds, Inc.
                      December 31, 1998





From Operations:
             Net Investment income                        $   4,738.14
             Net realized gain from security sales           26,880.06
             Net change in unrealized appreciation          198,891.20

Net increase in net assets from operations                  230,509.40

Deductions to shareholders from:
             Net investment income                            5,241.13
             Net realized short term gain                  - 38,134.82
             Net realized long term gain                     64,533.88

                                                             31,640.19



From Fund share transactions:
        Reinvestment of dividends and gain distributions     31,640.19
        Proceeds from shares sold                         1,255,398.94
        Payments for shares redeemed                     -  332,984.52

Net increase in net assets from Fund share transactions     954,054.61


Total increase in net assets                              1,152,923.82

Net assets:
                  Beginning of period                     1,499,402.11

                   End of period                      $   2,652,325.93









           Top Five Holdings    December 31, 1998

Company                    Industry              % of Net
                                                   Assets

IBM                        Computer                 6.9 %
General Electric           Multi-Industry           6.7 %
McDonalds                  Retail                   5.0 %
Cisco Systems              Computer                 4.7 %
Pfizer                     Medical                  4.7 %









          Top Five Industries     December 31, 1998

Industry                  % of Net
                            Assets
Computer                    17.7 %
Multi-Industry              11.1 %
Retail                      10.3 %
Finance                      9.4 %
Medical                      8.4 %








                                                                Annualized
                               Total Return    Full Year      Total Return
                                   3 Months         1998   Since Inception

Manor Investment Funds              16.70 %      13.65 %        15.52 %

Lipper Growth & Income Fund Index   16.25 %      13.58 %        19.51 %

S&P 500 Index                       21.29 %      28.57 %        28.08 %